CERTAIN RISKS AND CONCENTRATION	12 Months Ended
Dec. 31, 2024
CERTAIN RISKS AND CONCENTRATION
CERTAIN RISKS AND CONCENTRATION

29.   CERTAIN RISKS AND CONCENTRATION

(a)     Concentrations of credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, restricted short-term investments, restricted long-term investments, held-to-maturity debt securities, accounts receivable, prepayments and other current assets. As of December 31, 2023 and 2024, substantially all of the Group’s cash and cash equivalents, restricted cash, restricted short-term investments, and restricted long-term investments were held by major financial institutions located in the PRC. As of December 31, 2024, the Group has RMB33,042 million in cash and cash equivalents, restricted cash, short-term investments, restricted short-term investments and held-to-maturity debt securities, among which 86%, 11% and 2% is held by financial institutions in the China, United States and Vietnam as of December 31, 2024, respectively.

The Group is also exposed to the credit and financial risks of its suppliers to which the Group made advances. The Group’s financial condition and results of operations may be materially affected if the suppliers fail to meet their obligations of supplying silicon materials according to the contractually agreed schedules.

(b)    Foreign currency risk

The Group has contracts for the sales of products, purchases of materials and equipment which are denominated in foreign currencies, including US Dollars, and Euros. For the year ended December 31, 2024, 66.2% of the Group’s revenues are dominated in foreign currencies, including US Dollars, Euros, Yen, Australian Dollars, Canadian Dollars, South African Rand and Pounds. Renminbi, the functional currency of the Company, is not freely convertible into foreign currencies. The group uses a combination of foreign currency options and foreign currency forwards to hedge its exposure to foreign currency risk.

(c)    Major customers

The Group performs ongoing credit evaluations of its customers’ financial condition whenever deemed necessary and generally does not require collateral. The Group maintains an allowance for credit losses based upon the expected collectability of all accounts receivable, which takes into consideration an analysis of historical bad debts, specific customer creditworthiness and current economic trends.

There was no accounts receivable represented by customers with balances over 10% of accounts receivables as of December 31, 2022, 2023 and 2024, respectively. In 2022, 2023 and 2024, the Group’s largest customer accounted for 5.4%, 5.1% and 7.7% of the Group’s total revenue, respectively.

(d)    Major suppliers

In 2022, 2023 and 2024, the Group’s five largest group suppliers accounted for 77.4%, 83.1% and 81.8%, respectively, of its total silicon purchases by value. In 2022, two of its group suppliers individually accounted for more than 10%, and its largest group supplier accounted for 34.0% of its total silicon purchases by value. A “group supplier” refers to an aggregation of the Group’s suppliers that are within the same corporate group. In 2023, four of its group suppliers individually accounted for more than 10%, and its largest group supplier accounted for 30.6% of its total silicon purchases by value. In 2024, four of its group suppliers individually accounted for more than 10%, and its largest group supplier accounted for 25.4% of its total silicon purchases by value.

(e)    Interest rate

The Group’s main interest rate exposure relates to long-term borrowings. Any increase in interest rates would increase the Group’s finance expenses relating to our variable rate indebtedness and increase the costs of issuing new debt or refinancing its existing indebtedness.